                             MBL GROWTH FUND, INC.

To Our Shareholders and Variable Annuity Participants:

The U.S. equity markets continued to benefit during the first six months of 1997 from a powerful combination of favorable economic factors, including strong economic growth, low inflation and stable interest rates. The Standard & Poor's 500 Index, a generally accepted index of unmanaged securities, increased by 20.6% during the first half of 1997, following increases of 23.0% and 37.5% during 1996 and 1995, respectively.

SOLID RISK-ADJUSTED PERFORMANCE

MBL Growth Fund participated in this overall market increase, gaining 20.3% during the first six months of 1997. The Fund produced this result while maintaining a lower risk profile than the overall market and staying away from many of the large capitalization stocks that have reached record valuations in the recent market rally. Markston Investment Management continues to adjust the portfolio to react to new opportunities in the market while seeking to minimize the Fund's volatility.

In the letter that follows, Michael Mullarkey, the Fund's lead portfolio manager, discusses some of the Fund's better and poorer performers of the first half of 1997.

CONTINUED RECOGNITION

The Fund is the underlying investment vehicle for variable annuity contracts offered by MBL Life Assurance Corporation. I am pleased to report that MORNINGSTAR, INC., the widely recognized mutual fund rating service, awarded MBL Variable Contract Account-2 ("VCA-2"), the primary variable annuity investing in the Fund, its highest five-star (*****) rating during 1997, based on VCA-2's total return.(1)

ORGANIZATIONAL CHANGES

In February, Eugene Ciarkowski, who was President and a Director of MBL Growth Fund, retired. Gene, who was affiliated with the Fund since its inception in 1982, will be missed greatly. We wish him well in all his future endeavors. I have assumed Gene's responsibilities as President, and William Clark, President of First Priority Investment Corporation, has been elected a Director.

The Board of Directors invites your suggestions and comments, and appreciates your continued support and confidence in the Fund.

                                          Sincerely,

                                         [SIG]
                                          KATHLEEN M. KOERBER
                                          PRESIDENT

August 15, 1997

---------
(1)Morningstar's rating reflects historical risk-adjusted performance as of June 30, 1997. The rating is subject to change each month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the Account's 1, 3, and 5-year average annual risk- and fee-adjusted performance. These ratings compare Accounts with similar investment objectives. For the 1-year rating, the Account was compared with 3,506 Accounts, for the 3-year rating, 2,414 Accounts, and for the 5-year rating, 1,550 Accounts. The top 10% of the Accounts in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the remaining 10% receive one star. For a copy of the current Morningstar report, please call your Customer Service Representative at MBL Life Assurance Corporation, 1-800-435-3191.

                        REPORT OF THE INVESTMENT ADVISER

Dear Shareholders and Variable Annuity Participants:

The MBL Growth Fund returned 20.3%, after its expenses, versus 20.6% for the S&P 500 Index during the first six months of 1997. This was accomplished with a risk level of approximately 82% of the market. Thus the Fund continued its tradition of above average risk-adjusted performance.

Some of the stocks that helped us achieve this above average risk-adjusted performance include Catalina Marketing, American Express, Burlington Coat Factory, and Avid Technology.

CATALINA MARKETING, a marketing service company that distributes coupons in supermarkets worldwide and medical newsletters in domestic pharmacies, made a substantial contribution to performance, appreciating about 85% from our purchase earlier in the period. We bought Catalina because it was a very high-return-on-assets operation whose price had dropped over 50% because of a temporary domestic slowdown and a shortfall in Mexico. We believed the company would recover from these temporary setbacks. The company bought back over 5% of its shares around the same time we bought, and several insiders also bought.

AMERICAN EXPRESS, one of our larger holdings, continued to contribute to performance during the period. This was helped by the favorable trend in interest rates and the robust stock market, both of which had a positive effect on the company. The shares also benefited from a re-emergence of rumors that a Citibank/ American Express merger was a real possibility. There is a certain logic to such a combination since both companies have a large international presence. Theoretically, a merger could accelerate international growth for the two companies while simultaneously dropping costs. A merger might even be favored by the government since acceptance of the American Express card by domestic bank issuers such as Citibank might neutralize allegations of anti-competitive behavior by Visa and MasterCard.

BURLINGTON COAT FACTORY was the third largest contributor to portfolio performance during the period. We initially bought Burlington Coat after we saw insider buying by two of the officers and stock repurchases by the company. The price we paid was less than what we thought was a hard book value. At the time we bought it there were indications that operations would improve. Management promised that if the improvements occurred it would recommend, to the Board of Directors, that the company pay a dividend. This would make the stock attractive to a larger group of professional investors. Operations improved more substantially than we had expected and the stock appreciated.

Shares of AVID TECHNOLOGY, another large holding, doubled in the quarter. We bought Avid for several reasons. As a leading supplier of computerized video editing systems, it clearly is in the path of history as the price of personal computers drops. A strategic investment by Intel in Avid also assured us that the company would have substantial help in moving its software from the Apple Macintosh to the ultimately more promising Intel X86 architecture. The X86 will be enhanced in late 1997 with an accelerated graphics port and in late 1998 with a 64-bit processor (The Merced). Both will accelerate graphics applications on the X86. Aside from these factors, a new CEO, Bill Miller from Quantum, a new CFO, Bill Flaherty from Dupont, and new executives in charge of marketing and operations have dramatically changed the culture in the company. Inventory turns have soared, as has cash flow generation. Continued insider buying, even after the stock appreciated, has pleased us.

Among the portfolio's underperforming stocks was EASTMAN KODAK, which fell slightly in value during the first half of 1997. Kodak appears to be engaged in a mild pricing battle with Fuji. As a result of this development, as well as the fact that George Fisher--installed as chairman to lead the company's renewal--recently sold a substantial amount of his stock, we have materially reduced our holdings in Kodak.

We thank you for the continuing opportunity to manage your assets.

                                          Sincerely,

                                                         [SIG]
                                          MICHAEL J. MULLARKEY
                                          Managing Director
                                          MARKSTON INVESTMENT MANAGEMENT

August 15, 1997

STATEMENT OF ASSETS AND LIABILITIES
MBL GROWTH FUND, INC.
JUNE 30, 1997 (UNAUDITED)

ASSETS
Investments:
  Common stocks (cost $31,313,312).................................  $45,446,479
  Preferred stock (cost $30,852)...................................       40,950
  Corporate bonds (cost $173,728)..................................      251,390
  Short-term investments (cost $8,125,499).........................    8,125,499
                                                                     -----------
                                                                      53,864,318
Cash...............................................................        6,244
Receivable for investment securities sold..........................      349,960
Receivable for Fund shares sold....................................          622
Dividends and interest receivable..................................       48,287
Other assets.......................................................        3,567
                                                                     -----------
        Total Assets...............................................   54,272,998
                                                                     -----------
LIABILITIES
Payable for investment securities purchased........................      420,133
Payable for Fund shares redeemed...................................        2,679
Accrued investment advisory fee....................................       74,068
Accounts payable and accrued expenses..............................       13,823
                                                                     -----------
        Total Liabilities..........................................      510,703
                                                                     -----------
        Net Assets.................................................  $53,762,295
                                                                     -----------
                                                                     -----------
NET ASSETS
Capital stock (4,185,636 shares of $1.00 par value capital stock outstanding, 21,000,000 shares authorized).......................  $ 4,185,636
Capital paid-in....................................................   30,848,966
Accumulated undistributed net investment income....................      337,097
Accumulated undistributed net realized gain from security
  transactions.....................................................    4,169,669
Net unrealized appreciation of investments.........................   14,220,927
                                                                     -----------
        Net Assets.................................................  $53,762,295
                                                                     -----------
                                                                     -----------
Net asset value, offering price, and redemption price per share
  ($53,762,295  DIVIDED BY 4,185,636 shares of
  capital stock outstanding).......................................       $12.84
                                                                     -----------
                                                                     -----------

See notes to financial statements.

STATEMENT OF OPERATIONS
MBL GROWTH FUND, INC.
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)

Investment Income:
  Dividends.........................................................  $  285,461
  Interest..........................................................     224,461
                                                                      ----------
                                                                         509,922
Expenses:
  Investment advisory fee...........................................     126,246
  Custodian.........................................................      35,262
  Audit.............................................................      12,550
  Transfer agent....................................................       9,721
  Legal.............................................................       9,067
  Printing..........................................................       4,291
  Insurance expense.................................................       4,102
  Directors' fees...................................................       3,750
  Miscellaneous.....................................................       1,688
  Filing Fees.......................................................         674
                                                                      ----------
                                                                         207,351
                                                                      ----------
        Net Investment Income.......................................     302,571
                                                                      ----------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from security transactions......................   4,077,290
  Increase in unrealized appreciation of investments................   4,795,038
                                                                      ----------
    Net Gain on Investments.........................................   8,872,328
                                                                      ----------
    Net Increase in Net Assets Resulting from Operations............  $9,174,899
                                                                      ----------
                                                                      ----------

STATEMENTS OF CHANGES IN NET ASSETS
MBL GROWTH FUND, INC.
(UNAUDITED)

                                                     SIX MONTHS     YEAR ENDED
                                                     ENDED JUNE    DECEMBER 31,
                                                      30, 1997         1996
                                                    ------------   ------------
INCREASE (DECREASE) IN NET ASSETS:

FROM OPERATIONS
  Net investment income...........................  $   302,571    $   861,048
  Net realized gain from security transactions
    ($4,077,290 and $6,498,070, respectively, for
    federal income tax purposes)..................    4,077,290      6,498,070
  Increase in unrealized appreciation of
    investments...................................    4,795,038      1,938,476
                                                    ------------   ------------
    Net Increase in Net Assets Resulting from
     Operations...................................    9,174,899      9,297,594
                                                    ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from net investment income ($0 and
    $.24, per share, respectively)................            0       (883,492)
  Distributions from net realized gain from
    security transactions ($0 and $1.82, per
    share, respectively)..........................            0     (6,691,860)
                                                    ------------   ------------
    Total Distributions to Shareholders...........            0     (7,575,352)
                                                    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets from
    capital share transactions....................   (1,404,147)     4,118,244
                                                    ------------   ------------
    Net Increase in Net Assets....................    7,770,752      5,840,486

NET ASSETS
  Beginning of period.............................   45,991,543     40,151,057
                                                    ------------   ------------
  End of period (including undistributed net
    investment income of $337,097 and $34,526,
    respectively).................................  $53,762,295    $45,991,543
                                                    ------------   ------------
                                                    ------------   ------------

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
MBL GROWTH FUND, INC.
JUNE 30, 1997 (UNAUDITED)

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            COMMON STOCKS (84.53%)

            AGRICULTURE (0.50%)
     7,700  IMC Global, Inc........................................  $   269,500
                                                                     -----------

            BANKING AND FINANCE (4.76%)
    29,200  American Express Co....................................    2,175,400
     6,000  Northern Trust Corp....................................      290,250
     2,000  Wilmington Trust Corp..................................       91,500
                                                                     -----------
                                                                       2,557,150
                                                                     -----------
            BUILDING (5.39%)
    10,900  Lone Star Industries, Inc..............................      493,906
    22,600  Morgan Products Ltd.*..................................      169,500
    28,500  Vulcan Materials Co....................................    2,237,250
                                                                     -----------
                                                                       2,900,656
                                                                     -----------

            CHEMICALS (0.88%)
     2,300  Lubrizol Corp..........................................       96,456
    12,800  Valspar Corp...........................................      379,200
                                                                     -----------
                                                                         475,656
                                                                     -----------

            COMPUTERS AND COMPUTING (7.50%)
     2,800  Adobe Systems, Inc.....................................       98,175
    42,000  Avid Technology, Inc.*.................................    1,107,750
     8,800  Bay Networks, Inc.*....................................      233,750
     6,700  Calcomp Technology, Inc.*..............................       12,772
     7,500  Electronic Data Systems Corp...........................      307,500
     7,490  Imation Corp.*.........................................      197,549
     4,200  Integrated Systems, Inc.*..............................       48,825
    71,200  National Computer Systems, Inc.........................    1,895,700
       300  Storage Technology Corp.*..............................       13,350
       115  Wang Laboratories, Inc., warrants*.....................          719
     9,500  Xircom, Inc.*..........................................      118,156
                                                                     -----------
                                                                       4,034,246
                                                                     -----------

            CONGLOMERATES (8.56%)
    26,900  Minnesota Mining & Manufacturing Co....................    2,743,800
    22,400  National Service Industries, Inc.......................    1,090,600
    35,300  Ogden Corp.............................................      767,775
                                                                     -----------
                                                                       4,602,175
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            CONSUMER GOODS AND SERVICES (8.07%)
     1,200  American Greetings Corp., Class A......................  $    44,400
    50,000  Catalina Marketing Corp.*..............................    2,406,250
     9,000  Eastman Kodak Co.......................................      690,750
     6,650  Hasbro, Inc............................................      188,694
    16,700  Heritage Media Corp.*..................................      315,212
     8,500  Mattel, Inc............................................      287,937
     4,500  Olsten Corp............................................       87,469
     3,900  Time Warner, Inc.......................................      188,175
     3,500  Tupperware Corp........................................      127,750
                                                                     -----------
                                                                       4,336,637
                                                                     -----------

            ELECTRICAL AND ELECTRONICS (3.49%)
    46,400  Checkpoint Systems, Inc.*..............................      745,300
    44,000  Glenayre Technologies, Inc.*...........................      720,500
       700  Intel Corp.............................................       99,094
     4,100  Motorola, Inc..........................................      311,600
                                                                     -----------
                                                                       1,876,494
                                                                     -----------

            FOOD AND BEVERAGES (7.29%)
    87,900  Archer Daniels Midland Co..............................    2,065,650
     3,400  Coca-Cola Co...........................................      229,500
     3,400  Pete's Brewing Co.*....................................       23,163
     5,600  Quaker Oats Co.........................................      251,300
    38,050  Showbiz Pizza Time, Inc.*..............................    1,003,569
    28,900  Vicorp Restaurants, Inc.*..............................      346,800
                                                                     -----------
                                                                       3,919,982
                                                                     -----------
            HEALTHCARE AND MEDICAL (5.98%)
    19,300  Cooper Companies, Inc.*................................      448,725
    10,536  Medpartners, Inc.*.....................................      227,841
    34,000  Schering-Plough Corp...................................    1,627,750
    17,000  Shared Medical System Corp.............................      913,750
                                                                     -----------
                                                                       3,218,066
                                                                     -----------

            INSURANCE (5.06%)
    54,800  Allmerica Property & Casualty Companies, Inc...........    1,794,700
     9,900  Argonaut Group, Inc....................................      292,050
    46,200  Reliance Group Holdings, Inc...........................      548,625
     3,500  USF&G Corp.............................................       84,000
                                                                     -----------
                                                                       2,719,375
                                                                     -----------

            MACHINERY AND EQUIPMENT (0.51%)
    32,000  3-D Systems Corp.*.....................................      276,000
                                                                     -----------

            MISCELLANEOUS (0.13%)
     6,100  Reading Entertainment, Inc.*...........................       68,625
                                                                     -----------

MBL GROWTH FUND, INC.
JUNE 30, 1997 (UNAUDITED)

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------
            OIL AND GAS (1.67%)
     6,000  Amoco Corp.............................................  $   521,625
       914  Apache Corp............................................       29,705
     3,000  Petroleum Helicopters, Inc., voting....................       47,250
     8,100  Petroleum Helicopters, Inc.,
              non-voting...........................................      121,500
     7,000  Piedmont Natural Gas, Inc..............................      179,813
                                                                     -----------
                                                                         899,893
                                                                     -----------

            PRINTING AND PUBLISHING (6.27%)
    33,100  Access Health, Inc.*...................................      810,950
    71,600  ACNielsen Corp.*.......................................    1,405,150
    21,800  Nelson, Thomas Inc.....................................      302,475
    15,400  Times Mirror Co., Series A.............................      850,850
                                                                     -----------
                                                                       3,369,425
                                                                     -----------
            REAL ESTATE INVESTMENT (2.04%)
    17,168  First Union Real Estate Equity & Mortgage
              Investments..........................................      242,498
    11,900  Health Care Property Investors, Inc....................      419,475
    37,016  IRT Property Co........................................      434,938
                                                                     -----------
                                                                       1,096,911
                                                                     -----------

            RETAIL TRADE (6.60%)
    78,900  Burlington Coat Factory Warehouse Corp.*...............    1,538,550
    35,721  CVS Corp...............................................    1,830,701
    11,456  Cash America International, Inc........................      120,288
     3,300  Mazel Stores, Inc.*....................................       56,925
                                                                     -----------
                                                                       3,546,464
                                                                     -----------

            TEXTILE & APPAREL (3.30%)
    37,200  Global Directmail Corp.*...............................      969,525
     6,800  Hartmarx Corp.*........................................       56,100
    34,300  Oshkosh B'Gosh, Inc., Class A..........................      746,025
                                                                     -----------
                                                                       1,771,650
                                                                     -----------

  NUMBER
    OF                                                                 MARKET
  SHARES                                                                VALUE
----------                                                           -----------

            UTILITIES -- ELECTRIC AND GAS (6.00%)
    21,800  Cinergy Corp...........................................  $   758,912
    36,580  Duke Power Co..........................................    1,753,559
     6,900  Eastern Utilities Assoc................................      125,925
    17,800  Noram Energy Corp......................................      271,450
    12,000  Northwest Natural Gas Co...............................      313,500
                                                                     -----------
                                                                       3,223,346
                                                                     -----------

            UTILITIES -- TELEPHONE (0.53%)
     5,401  Sprint Corp............................................      284,228
                                                                     -----------

            TOTAL COMMON STOCKS....................................   45,446,479
                                                                     -----------

            PREFERRED STOCK (0.08%)

            CONSUMER GOODS AND SERVICES
     2,600  Craig Corp., Class A*..................................       40,950
                                                                     -----------

PRINCIPAL
  AMOUNT
----------

            CORPORATE BONDS (0.47%)

$  129,000  CII Financial, Inc., 7.50% conv. sub. deb., due
              September 15, 2001...................................      121,260
   143,000  National Education Corp., 6.50% conv. sub. deb., due
              May 15, 2011.........................................      130,130
                                                                     -----------

            TOTAL CORPORATE BONDS..................................      251,390
                                                                     -----------

            SHORT-TERM INVESTMENTS (15.11%)
 8,160,000  U.S. Treasury Bills, 4.39% to 5.05%, due July 10 to
              August 21, 1997......................................    8,125,499
                                                                     -----------
            TOTAL INVESTMENTS (100.19%)............................   53,864,318
                                                                     -----------
            Liabilities, less cash, receivables and other assets
              (-0.19%).............................................     (102,023)
                                                                     -----------
            NET ASSETS (100.00%)...................................  $53,762,295
                                                                     -----------
                                                                     -----------

---------
* Non-income producing security.

  The percentage shown for each investment category is the total value of that category expressed as a percentage of the total net assets of the Fund.

  See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MBL GROWTH FUND, INC. (UNAUDITED)

NOTE A  -- ACCOUNTING POLICIES

MBL Growth Fund, Inc. (the "Fund") is a diversified, open-end, management investment company registered under the Investment Company Act of 1940, as amended.

The Fund functions as the investment vehicle for certain variable annuity contract accounts of MBL Life Assurance Corporation ("MBL Life") which are unit investment trusts ("Separate Accounts") registered under the Investment Company Act of 1940, as amended. Significant accounting policies of the Fund are as follows:

INVESTMENTS: Investments, except for short-term investments which are stated at amortized cost, which approximate market value, are valued at closing prices on national securities exchanges. Securities traded on a national securities exchange for which there are no sales on the valuation date and securities traded over-the-counter, are valued at closing bid prices. Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses on investment transactions are determined on the basis of identified cost.

FEDERAL INCOME TAXES: The Fund does not provide for federal income taxes since it intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code and to maintain this qualification by distributing each year substantially all of its taxable net income and net realized capital gains to its shareholders.

DIVIDENDS: Dividends receivable on investment securities and dividends payable to shareholders are recorded on the ex-dividend date.

ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE B  -- INVESTMENT ADVISORY AND SERVICE AGREEMENTS

The Fund has investment advisory and service agreements with Markston Investment Management ("Adviser"), a partnership between Markston International, Inc. ("Markston") and MBL Sales Corporation ("MBL Sales"). Markston is a 49% general partner of Adviser, and MBL Sales is a 51% general partner. MBL Sales is a wholly-owned subsidiary of MBLLAC Holding Corporation, which is a wholly-owned subsidiary of MBL Life. Under the investment advisory and service agreements, the Fund pays Adviser a periodic fee (basic fee) at the annual rate of .50% of the first $200,000,000 of the Fund's net assets, .45% of the next $100,000,000 of such value, .40% of the next $100,000,000 of such value, and .35% of such value in excess of $400,000,000. The basic fee may be adjusted by an amount determined according to a formula based on the Fund's performance in relation to the Standard & Poor's 500 Index ("Index"). The formula provides for a weekly increase or decrease in the basic fee by an amount equal to .05% of net assets per annum for each full two percentage points that the Fund's investment performance, over a 24-month period, is better or worse than that of the Index. The maximum adjustment is .30%. The fee is computed and accrued daily and paid quarterly. For the period ended June 30, 1997, the basic advisory fee amounted to $118,904. The actual fee amounted to $126,246 which reflected an upward performance adjustment of $7,342.

In addition, the Fund has a distribution agreement with First Priority Investment Corporation ("FPIC") a wholly-owned subsidiary of MBLLAC Holding Corporation.

The compensation of each disinterested director is paid by the Fund at the rate of $400 per meeting attended, plus an annual retainer of $900. Aggregate fees paid during the period to the Fund's disinterested directors amounted to $3,750. Two of the directors of the Fund and all officers of the Fund are either officers or employees of MBL Life. The compensation of the directors and officers and any employees of the Fund affiliated with Adviser or FPIC is paid by the affiliated entities.

NOTE C  -- RELATED PARTY TRANSACTIONS
At June 30, 1997, MBL Life owned 80,096 Fund shares. In addition, 4,105,540 Fund shares are held by MBL Life Separate Accounts, for the benefit of variable annuity contract holders.

On April 29, 1994, the Third Amended Plan of Rehabilitation of the Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life") was implemented. Substantially all of the assets and liabilities of Mutual Benefit Life, including Mutual Benefit Life's investment in the Fund, were transferred to MBL Life. In addition, the assets and liabilities of the Separate Accounts which invest in the Fund were transferred to new separate accounts of MBL Life.

Effective May 1, 1996 MBL Variable Contract Account-2 began accepting additional deposits under existing contracts which, in turn, were invested in the Fund.

NOTE D  -- CAPITAL STOCK
A summary of capital share transactions follows:

                                                   Six Months Ended June 30,   Year Ended December 31,
                                                             1997                       1996
                                                   -------------------------  -------------------------
                                                     Shares       Amount        Shares       Amount
                                                   ----------  -------------  ----------  -------------
Shares sold......................................      12,589  $     140,434      46,710  $     504,068
Shares issued in reinvestment of income dividends
 and capital gain distributions..................           0              0     713,719      7,575,352
                                                   ----------  -------------  ----------  -------------
                                                       12,589        140,434     760,429      8,079,420
Less shares repurchased..........................    (134,103)    (1,544,581)   (361,268)    (3,961,176)
                                                   ----------  -------------  ----------  -------------
Net increase (decrease) in number of shares
 outstanding and net assets resulting from
 capital share transactions......................    (121,514) $  (1,404,147)    399,161  $   4,118,244
                                                   ----------  -------------  ----------  -------------
                                                   ----------  -------------  ----------  -------------

NOTE E  -- PURCHASES AND SALES OF INVESTMENTS

Purchases and proceeds from sales of investments during the period ended June 30, 1997, other than short-term investments, aggregated $14,918,194 and $16,910,448, respectively.

The identified cost of investments owned at June 30, 1997 for federal income tax purposes was $39,643,391. At June 30, 1997, gross unrealized appreciation of investments was $14,666,461, and gross unrealized depreciation of investments was $445,534 resulting in net unrealized appreciation of $14,220,927, for federal income tax purposes.

NOTE F  -- DISTRIBUTIONS AND DIVIDENDS
A capital gain distribution and income dividend of $0.04 and $0.08 per share, respectively, was declared by the Board of Directors on August 11, 1997, and paid on August 12, 1997 to shareholders of record on August 11, 1997.

-------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
                             MBL GROWTH FUND, INC.
                                  (UNAUDITED)

Selected data for each share of capital stock outstanding throughout the periods indicated:

                                  SIX
                                 MONTHS
                                 ENDED                                     YEAR ENDED DECEMBER 31,
                                JUNE 30,  -----------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Net Asset Value, Beginning of
  Period......................  $10.68    $10.27    $ 8.36    $ 9.55    $ 9.36    $11.00    $15.45    $17.18    $14.06    $11.69
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Net investment income.........    0.07      0.23      0.26      0.21      0.17      0.31      0.66      0.56      0.44      0.46
Net realized and unrealized
  gain (loss) on
  investments.................    2.09      2.24      2.59     (0.01)     1.10      1.25      2.72     (1.46)     3.57      2.735
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Net increase (decrease) in net
  assets from operations......    2.16      2.47      2.85      0.20      1.27      1.56      3.38     (0.90)     4.01      3.195
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Dividends from net investment
  income......................   --        (0.24)    (0.26)    (0.21)    (0.17)    (0.31)    (0.66)    (0.58)    (0.47)    (0.44)
Distributions from net
  realized gain from security
  transactions................   --        (1.82)    (0.68)    (1.18)    (0.91)    (2.89)    (7.17)    (0.25)    (0.42)    (0.385)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Total distributions...........   --        (2.06)    (0.94)    (1.39)    (1.08)    (3.20)    (7.83)    (0.83)    (0.89)    (0.825)
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Net Asset Value, End of
  Period......................  $12.84    $10.68    $10.27    $ 8.36    $ 9.55    $ 9.36    $11.00    $15.45    $17.18    $14.06
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Total Return..................   20.22%    24.57%    34.75%     2.13%    13.77%    14.67%    22.71%    -5.33%    28.51%    27.61%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Ratios/Supplemental Data:
Net Assets, End of Period
(thousands)...................  $53,762   $45,992   $40,151   $32,000   $35,864   $33,685   $37,523   $59,108   $56,805   $40,166
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Ratio of Expenses to Average
  Net Assets..................    0.43%     0.83%     0.86%     1.13%     1.20%     0.99%     0.57%     0.68%     1.06%     0.94%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Ratio of Net Investment Income
  to Average Net Assets.......    0.62%     2.07%     2.73%     2.15%     1.67%     2.39%     3.26%     3.62%     2.80%     3.39%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Portfolio Turnover Rate.......   35.97%    65.37%    47.49%    78.29%    47.46%    48.10%    33.74%     7.11%    14.69%    19.43%
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
Average Commission Rate
  Paid........................  $0.0254   $0.0250    --        --        --        --        --        --        --        --
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------
                                --------  --------  --------  --------  --------  --------  --------  --------  --------  ---------

See notes to financial statements.

NET ASSET VALUES AND PAYOUTS (UNAUDITED)

Following is a tabular illustration of the Fund's history since shares of the Fund were first offered for sale on December 17, 1982.

                                      Per Share
                             ----------------------------
                               Dividends
                 Net asset     from net        Capital
                   value      investment        gains
 Period ended    per share      income      distributions
---------------------------------------------------------
 December 31,
     1982        $   10.30            --             --
 December 31,
     1983            12.67   $       .15    $       .05
 December 31,
     1984            11.20           .51           1.11
 December 31,
     1985            12.73           .46            .99
 December 31,
     1986            14.28           .38            .61
 December 31,
     1987            11.69           .59           1.96
 December 31,
     1988            14.06           .44           .385
 December 31,
     1989            17.18           .47            .42
 December 31,
     1990            15.45           .58            .25
 December 31,
     1991            11.00           .66           7.17
 December 31,
     1992             9.36           .31           2.89
 December 31,
     1993             9.55           .17            .91
 December 31,
     1994             8.36           .21           1.18
December 31,
1995                 10.27           .26            .68
December 31,
1996                 10.68           .24           1.82
June 30, 1997        12.84            --             --
---------------------------------------------------------

PORTFOLIO CHANGES (UNAUDITED)

For the period ended June 30, 1997:

INVESTMENTS ADDED

Access Health, Inc.
ACNielsen Corp.
Adobe Systems, Inc.
Archer Daniels Midland Co.
Avid Technology, Inc.
Bay Networks, Inc.
Catalina Marketing Corp.
Checkpoint Systems, Inc.
CVS Corp.
Duke Power Co.
Glenayre Technologies, Inc.
Global Directmail Corp.
Hartmarx Corp.
Heritage Media Corp.
Integrated Systems, Inc.
Mazel Stores, Inc.
Olsten Corp.
Pete's Brewing Co.
Reliance Group Holdings, Inc.
Schering-Plough Corp.
3-D Systems Corp.
Tupperware Corp.
Wang Laboratories, Inc. (warrants)
Xircom, Inc.

INVESTMENTS ELIMINATED

Allegheny Teledyne, Inc.
Avnet Inc.
Data General Corp.
Dean Witter Government Income Trust
National Education Corp.
Novell, Inc.
PanEnergy Corp.
Quaker State Corp.
Quest for Value Dual Purpose Fund, Inc.
 (income and capital shares)
Revco D.S., Inc.
Sequent Computer Systems, Inc.
Symantec Corp.
360 Communications Co.
Universal International, Inc.

                             MBL GROWTH FUND, INC.
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                                 FUND DIRECTORS
                                William G. Clark

                               Horace J. DePodwin

                             Herbert M. Groce, Jr.

                              Kathleen M. Koerber

                              Jerome M. Scheckman

                               INVESTMENT ADVISER
                         Markston Investment Management
                            1 North Lexington Avenue
                       White Plains, New York 10601-1702

                                  DISTRIBUTOR
                     First Priority Investment Corporation
                                520 Broad Street
                         Newark, New Jersey 07102-3111
                                 1-800-559-5535

                          CUSTODIAN and TRANSFER AGENT
                         State Street Bank & Trust Co.
                                 P.O. Box 8500
                        Boston, Massachusetts 02266-8500

                            INDEPENDENT ACCOUNTANTS
                              Price Waterhouse LLP
                          1177 Avenue of the Americas
                            New York, New York 10036

THIS REPORT HAS BEEN PREPARED FOR THE SHAREHOLDERS OF THE FUND. IT IS NOT AUTHORIZED FOR OTHER DISTRIBUTION UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH INCLUDES ADDITIONAL INFORMATION ABOUT THE FUND.

FS-629 (8-97)
15152

Semiannual Report

June 30, 1997

MBL GROWTH FUND, INC.

                                 Distributed by

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